                                     EXHIBIT

                                      10.18

                          AMENDMENT NO. 2 TO REVOLVING
                       CREDIT LOAN AND SECURITY AGREEMENT


            THIS AMENDMENT NO. 2 TO REVOLVING CREDIT LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 16, 1999, by and between (i) UNAPIX ENTERTAINMENT, INC. ("Unapix"), and MIRAMAR IMAGES, INC. ("Miramar"; and together with Unapix, collectively the "Borrowers"), and (ii) IMPERIAL BANK (the "Bank"), with respect to the following facts:

         A. The Bank and the Borrowers entered into a Revolving Credit Loan and Security Agreement dated as of April 16, 1997 (as modified, amended, and supplemented to the date hereof, the "Loan Agreement"). Capitalized terms not expressly defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         B. The Borrowers have requested the Bank to extend the Final Repayment Date and increase the amount of the Commitment.

         C. The Bank is willing to agree to the foregoing subject to the terms and conditions contained herein.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

            1. AMENDMENTS

               1.1 AMENDMENT OF "FINAL REPAYMENT DATE." The definition of "Final Repayment Date," contained in Section 1 of the Loan Agreement, is hereby amended and restated to read in its entirety as follows:

                   "'FINAL REPAYMENT DATE' shall mean May 2, 1999."

               1.2 AMENDMENT OF SECTION 2.1.1. Section 2.1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                   "2.1.1 COMMITMENT. To the Borrower, in the form of Advances and Letters of Credit by way of a revolving credit facility (the 'Facility') in the aggregate sum owing hereunder of up to Thirteen Million Dollars ($13,000,000) (the 'Commitment') from time to time during the period (the 'Availability Period') commencing on the execution date hereof and expiring on May 2, 1999; PROVIDED, HOWEVER, that subject to Section 2.1.2 hereof, at no time shall the sum of all Advances and all undrawn amounts under all Letters of Credit at any time outstanding under the Facility exceed the lesser of (i) the Commitment, or (ii) the then current amount of the Borrowing Base; PROVIDED, FURTHER, HOWEVER, that the aggregate sum of all undrawn amounts under Standby Letters of Credit shall not at any time exceed the Standby Letters of Credit Sublimit. Subject to the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow amounts constituting the Commitment. Notwithstanding anything herein to the contrary, no Letter of Credit shall remain outstanding after the Final Repayment Date."

               1.3 AMENDMENT OF SECTION 2.6. The first sentence of Section 2.6 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                   "The Principal (and Interest thereon) owing to the Bank under the Facility shall be evidenced by a Second Amended and Restated Promissory Note (hereinafter the 'Note') executed by the Borrowers and payable to the Bank in the face amount of the Commitment."

               1.4 RETURN OF NOTE. As soon as practicable following the Borrowers' compliance with each of the conditions precedent set forth in Section 3 hereof, the Bank shall return to the Borrowers the existing $10,000,000 Amended and Restated Promissory Note dated March 25, 1998, previously executed by the Borrowers in favor of the Bank.

            2. REPRESENTATIONS AND WARRANTIES.

               2.1 REPRESENTATIONS AND WARRANTIES. The Borrowers hereby jointly and severally represent and warrant to the Bank that as of the date hereof (except to the extent that any such representation or warranty expressly relates to an earlier date):

                   2.1.1 Each of the representations and warranties of the Borrowers contained in the Loan Agreement and in any and all other Loan Documents is or was (as the case may be) true and correct;

                   2.1.2 No Event of Default or Potential Event of Default has occurred and is continuing;

                   2.1.3 Each of the Borrowers is duly authorized to enter into this Amendment, the Note (i.e. the Amended and Restated Promissory Note to be executed by the Borrowers pursuant to Section 3.1.1 hereof) and consummate the transactions herein contemplated and has the requisite power, authority and legal right to execute, deliver and perform this Amendment, such Note and the other documents and transactions contemplated herein, and has taken all necessary action to authorize it's execution, delivery and performance of this Amendment, such Note and such other documents and transactions as contemplated herein; and

                   2.1.4 The consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by the Borrowers with all of the terms and conditions of this Amendment and the other documents herein provided will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or violate, any indenture, bank loan, credit agreement or other agreement or instrument, or existing law or judgment, to which either or both of the Borrowers is a party or by which they or any of their assets is bound, nor will it result it in the creation of any Encumbrance upon any of their properties or assets pursuant to the provisions of any such indenture, bank loan, credit agreement or other agreement or instrument, nor are any of the Borrowers prohibited by their articles of incorporation, by-laws or any indenture or other agreement, nor does it require any approval or consent of any Person that has not otherwise been obtained as of the date hereof; and that this Amendment, the Note and each additional instrument and document required hereunder when executed and delivered by the Borrowers will constitute the legal, valid and binding obligation of the Borrowers enforceable against them in accordance with its terms.

               2.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All warranties and representations herein shall survive the execution of this Amendment and the consummation of the transactions contemplated herein.

            3. CONDITIONS PRECEDENT.

               3.1 The provisions of Section 1 hereof shall not become effective until the Borrowers comply with each of the following conditions precedent to the satisfaction of the Bank in its sole and absolute discretion:

                   3.1.1 Delivery to the Bank of the Note duly executed by each Borrower in the form of Exhibit 1 attached hereto;

                   3.1.2 Delivery to the Bank of a certificate of a senior executive officer of each Borrower acceptable to the Bank in substance and form satisfactory to the Bank (including, without limitation, certification by such officer of each Borrower that attached thereto is a true and correct complete copy of resolutions of the Board of Directors or the Executive Committee thereof (and if applicable, the shareholders) of such Borrower approving and authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated herein, including, but not limited to, the Second Amended and Restated Note);

                   3.1.3 The Borrowers shall have complied and then be in compliance with all terms, covenants and conditions of the Loan Agreement.

            4. MISCELLANEOUS.

               4.1 All references in the Loan Agreement and in any other Loan Document to the "Loan Agreement," "this Agreement," the "Note" and/or "Loan Documents" (or words of similar import) shall be deemed a reference to the Loan Agreement as amended by this

Amendment and/or shall include the Note to be executed by the Borrowers pursuant to Section 3.1.1 hereof, as the case may be.

               4.2 Except as expressly modified, amended or restated by this Amendment and the Amended and Restated Note, all of the terms and conditions of the Loan Agreement, as so modified or amended and the additional Loan Documents shall remain in full force and effect.

               4.3 This Amendment may be executed in one or more counterparts, each of which shall constitute an original Amendment, but all of which together shall constitute one and the same instrument.

               4.4 This Amendment and the other documents referred to herein are intended by the Borrowers and the Bank to be the final, complete and exclusive expression of the agreement between them. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof.

               4.5 Whether or not the transactions contemplated herein shall be consummated, the Borrowers jointly and severally agree to pay all costs incurred by or on behalf of the Bank in connection with the transactions hereby contemplated (including, without limitation, the performance of any due diligence by the Bank) and the preparation, negotiation, execution, delivery, waiver, Modification and/or administration of this Amendment, the Note and any other documentation contemplated hereby or thereby, the making of additional Advances and/or the enforcement or protection of the rights of the Bank in connection therewith, including, without limitation, any internally allocated audit costs and the fees and disbursements of Mitchell, Silberberg & Knupp LLP, counsel to the Bank.

               IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

                                    IMPERIAL BANK,
                                    a California banking corporation


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------


                                    UNAPIX ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------



                                    MIRAMAR IMAGES, INC.,
                                    a Washington corporation


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    EXHIBIT 1


                   [FORM OF SECOND AMENDED AND RESTATED NOTE]